EX-99.906 CERT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officer of PIMCO California Municipal Income Fund III (the
"Registrant"), do hereby certifies, to such officer's knowledge, that

     (1)  the Semi-Annual Report on the Form N-CSR for the period ended
March 31, 2007 (the "Form N-CSR") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and
     (2)  The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the
Registrant.

Dated: June 6, 2007

/s/ Brian S. Shlissel
---------------------
Brian S. Shlissel
President & Chief Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the version of this written statement required by
Section 906, has been provided to PIMCO California Municipal Income Fund III and will be retained by PIMCO California Municipal Income Fund III and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished solely pursuant to 18 U.S.C. ss 1350 and is not being filed as part of the Report or as a separate disclosure document.

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officer of PIMCO California Municipal Income Fund III (the
"Registrant"), do hereby certifies, to such officer's knowledge, that

     (1)  the Semi-Annual Report on the Form N-CSR for the period ended
March 31, 2007 (the "Form N-CSR") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and
     (2)  The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the
Registrant.

Dated: June 6, 2007

/s/ Lawrence G. Altadonna
-------------------------
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the version of this written statement required by
Section 906, has been provided to PIMCO

California Municipal Income Fund III and will be retained by PIMCO California
Municipal Income Fund III and furnished to the Securities and Exchange
Commission or its staff upon request.

This certification is being furnished solely pursuant to 18 U.S.C. ss 1350 and is not being filed as part of the Report or as a separate disclosure document.